SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2001

THE L. L. KNICKERBOCKER CO., INC.

(Exact name of registrant as specified in charter)

California	0-25488	33-0230641

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25800 Commercentre Drive, Suite 2000, Lake Forest, California 92630

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 595-7900

Not Applicable

(Former name or former address, if changed since last report)

Item 4. Changes in Registrant’s Certifying Accountant.

(a) Resignation of accountants:

     On November 7, 2001, Deloitte & Touche LLP (“Deloitte & Touche”) resigned as our principal accountants.

     The report of Deloitte & Touche on our financial statements for the years ended December 31, 2000 and December 31, 1999 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report contained an explanatory paragraph regarding our ability to continue as a going concern. The resignation of Deloitte & Touche was effective as of November 7, 2001, and was not due to any disagreement between us and Deloitte & Touche.

     During the two fiscal years prior to and preceding the resignation of Deloitte & Touche and any subsequent interim period preceding such resignation, there were no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte & Touche would have caused them to make reference thereto in their report on our financial statements for the period.

     We have not been advised by Deloitte & Touche of any of the following that occurred within our two most recent fiscal years or any subsequent interim period preceding Deloitte & Touche’s resignation: (A) lack of internal controls necessary for us to develop reliable financial statements; (B) any information that has come to the attention of our independent accountants that has led them to no longer rely on management’s representations or that has made them unwilling to be associated with the financial statements prepared by management; (C) any need to expand significantly the scope of our independent accountants’ audit or information that has come to their attention during the two fiscal years prior to and preceding the resignation of our independent accountants or any subsequent interim period preceding such resignation that, if further investigated, may (i) materially impact the fairness or reliability of the previously issued independent accountants’ report or the financial statements issued or covering such period or (ii) cause our independent accountants to become unwilling to rely on management’s representations or that has made them unwilling to be associated with our financial statements, or due to the resignation of Deloitte & Touche or any other reason, our independent accountants did not so expand the scope of the audit or conduct such further investigation; or (D) any information that has come to the attention of our independent accountants that has led them to conclude that such information materially impacts the fairness or reliability of either the audit reports or the financial statements issued covering the two fiscal years prior to and preceding the resignation of our independent accountants or financial statements issued or to be issued subsequent to the most recent financial statements covered by an audit (in either case, including information that, unless resolved to the satisfaction of such independent accountants, would prevent them from rendering an unqualified audit report on those financial statements) and due to the resignation of Deloitte & Touche or any other reason, the issue has not been resolved to such independent accountants’ satisfaction prior to the resignation of Deloitte & Touche.

     We have provided Deloitte & Touche with a copy of the disclosures contained in this Report and have requested that Deloitte & Touche furnish to us a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made in this Report. A copy of Deloitte & Touche’s letter is attached as Exhibit 16.1 to this Report.

(b) New accountants:

     As of the date of this filing, we have not engaged replacement accountants.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit
Number	Description

16.1	Letter from Deloitte & Touche LLP addressed to the Securities and Exchange Commission

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2001	THE L. L. KNICKERBOCKER CO., INC

	By:	/s/ ANTHONY P. SHUTTS

Anthony P. Shutts
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

16.1	Letter from Deloitte & Touche LLP addressed to the Securities and Exchange Commission